LEGG MASON INVESTORS TRUST, INC.
                Legg Mason U.S. Small-Capitalization Value Trust

                       Supplement to the Prospectus dated
                                 August 1, 2009

The Board of Directors of Legg Mason Investors Trust, Inc. ("Board") has approved an Agreement and Plan of Reorganization ("Plan") with respect to its series, Legg Mason U.S. Small-Capitalization Value Trust ("Fund"). Under the Plan, the Fund would be reorganized into Legg Mason Partners Small Cap Value Fund ("LMP Small Cap"), a series of Legg Mason Partners Equity Trust. The investment manager and principal underwriter of LMP Small Cap are affiliates of the investment manager and principal underwriter of the Fund.

The Plan is subject to the approval of shareholders of the Fund. If the Plan is approved, shareholders of the Fund will become shareholders of LMP Small Cap. The Plan provides for Class A shareholders of the Fund to receive Class A shares of LMP Small Cap equal in aggregate value to their Fund shares on the date of the reorganization. The Plan also provides for Class C shareholders of the Fund to receive Class C shares of LMP Small Cap equal in aggregate value to their Fund shares on the date of the reorganization. The Plan also provides for Institutional Class shareholders of the Fund to receive Class I shares of LMP Small Cap equal in aggregate value to their Fund shares on the date of the reorganization. The Fund would cease operations shortly thereafter. Under the Plan, the Board may terminate the proposed reorganization at any time prior to the closing date if, in the opinion of the Board, circumstances develop that make proceeding with the proposed reorganization inadvisable.

You may continue to buy and redeem shares of the Fund prior to the closing of the proposed reorganization. However, if the Plan is approved, sales of shares of the Fund are expected to be suspended approximately five days prior to the consummation of the proposed reorganization. Redemptions of shares will be allowed up until the consummation of the proposed reorganization.

A shareholder meeting date of November 24, 2009 has been set for shareholders of record of the Fund as of September 14, 2009 to vote on the Plan. If the Plan is approved, it is anticipated that the proposed reorganization will be consummated by the end of December 2009. It is expected that additional details about the proposed reorganization will be sent to shareholders in October 2009. Please read the proxy materials carefully, as they contain a fuller description of the Plan, the proposed reorganization, and LMP Small Cap.

 This supplement should be retained with your Prospectus for future reference.

                    This supplement is dated August 6, 2009.

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